Exhibit 32.2

          CERTIFICATION BY CHIEF FINANCIAL OFFICER
             PURSUANT TO 18 U.S.C. SECTION 1350
       (SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)


      In connection with the Quarterly Report of Werner Enterprises, Inc. (the "Company") on Form 10-Q for the period ending March 31, 2004, (the "Report") filed with the Securities and Exchange Commission, I, John J. Steele, Vice President, Treasurer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

     1.   The Report fully complies with the requirements of
          Section  13(a) or 15(d) of the Securities Exchange
          Act of 1934; and

     2.   The  information  contained  in  the Report fairly
          presents, in  all material respects, the financial
          condition  and   results  of   operations  of  the
          Company.



May 3, 2004                        /s/ John J. Steele
                                   -------------------------
                                   John J. Steele
                                   Vice President, Treasurer and
                                   Chief Financial Officer